Exhibit 32.1
CERTIFICATION OF PERIODIC REPORT UNDER SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Wag! Group Co. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2023 as filed with the Securities and Exchange Commission on the date hereof, or the Report, we, Garrett Smallwood, Chief Executive Officer and Chairman of the Company, and Alec Davidian, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ GARRETT SMALLWOOD
Garrett Smallwood
Chief Executive Officer and Chairman
(Principal Executive Officer)
Date: August 9, 2023

By:	/s/ ALEC DAVIDIAN
Alec Davidian
Chief Financial Officer
(Principal Financial and Accounting Officer)
Date: August 9, 2023